CNA Financial Corporation
Supplemental Financial Information
September 30, 2008
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2008

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2007 Form 10-K, as amended by Form 10-K/A, for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. Our limited partnership investments cover a broad range of investment strategies including fixed income arbitrage, global arbitrage, long/short equity, relative value, multi-strategy and private equity. The investments across partnerships and investment strategies provide for risk diversification within the limited partnership portfolio and the overall investment portfolio. These strategies consist primarily of underlying marketable securities and may include low levels of leverage and the use of derivatives which may potentially introduce more volatility and risk to the partnership returns.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION Financial Supplement Statements of Operations

			Fav /			Fav /
PERIOD ENDED SEPTEMBER 30	Three Months		(Unfav)	Nine Months		(Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,799	$1,882	(4)%	$5,386	$5,617	(4)%
Net investment income	439	580	(24)	1,449	1,859	(22)
Realized investment losses, net of participating policyholders’ and minority interests	(651)	(57)	N/M	(813)	(217)	N/M
Other revenues	72	79	(9)	240	211	14

Total revenues	1,659	2,484	(33)	6,262	7,470	(16)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,519	1,575	4	4,380	4,496	3
Amortization of deferred acquisition costs	355	384	8	1,083	1,137	5
Other operating expenses	294	244	(20)	724	722	—
Interest	33	35	6	100	104	4

Total claims, benefits and expenses	2,201	2,238	2	6,287	6,459	3

Income (loss) before income tax and minority interest	(542)	246	N/M	(25)	1,011	(102)
Income tax (expense) benefit	218	(56)	N/M	92	(279)	133
Minority interest	(16)	(16)	—	(40)	(37)	(8)

Income (loss) from continuing operations	(340)	174	N/M	27	695	(96)
Income (loss) from discontinued operations, net of tax	9	—	N/M	10	(8)	N/M

Net income (loss)	$(331)	$174	N/M %	$37	$687	(95)%

CNA FINANCIAL CORPORATION Financial Supplement Components of Net Income, Per Share Data and Return on Equity

			Fav /				Fav /
PERIOD ENDED SEPTEMBER 30	Three Months		(Unfav)		Nine Months		(Unfav)
(In millions, except per share data)	2008	2007	% Change		2008	2007	% Change

COMPONENTS OF NET INCOME
Net operating income	$83	$212	(61)%		$554	$837	(34)%
Net realized investment losses, net of participating policyholders’ and minority interests	(423)	(38)	N/M		(527)	(142)	N/M

Income (loss) from continuing operations	(340)	174	N/M		27	695	(96)
Income (loss) from discontinued operations, net of tax	9	—	N/M		10	(8)	N/M

Net income (loss)	$(331)	$174	N/M	%	$37	$687	(95)%

BASIC AND DILUTED EARNINGS PER SHARE
Net operating income	$0.31	$0.78	(60)%		$2.06	$3.08	(33)%
Net realized investment losses, net of participating policyholders’ and minority interests	(1.57)	(0.14)	N/M		(1.96)	(0.52)	N/M

Income (loss) from continuing operations	(1.26)	0.64	N/M		0.10	2.56	(96)
Income (loss) from discontinued operations, net of tax	0.03	—	N/M		0.04	(0.03)	N/M

Basic and diluted earnings (loss) per share available to common stockholders	$(1.23)	$0.64	N/M	%	$0.14	$2.53	(94)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	271.6			269.6	271.5

Diluted	269.1	271.9			269.6	271.8

RETURN ON EQUITY
Net income (loss) (1)	(15.5)%	6.9%			0.6%	9.2%

Net operating income (loss) (2)	3.3	8.6			7.4	11.7

(1)	Annualized net income (loss) divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION Financial Supplement Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2008	December 31, 2007

Total assets	$53,708	$56,759
Insurance reserves	39,468	40,222
Debt	2,007	2,157
Total liabilities	45,568	46,224
Minority interest	404	385
Accumulated other comprehensive income (loss)	(2,163)	103
Total stockholders’ equity	7,736	10,150

Book value per common share	$28.75	$37.36

Book value per common share excluding AOCI	$36.79	$36.98

Outstanding shares of common stock (in millions of shares)	269.0	271.7

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$449	$172

Net cash flows used by investing activities	(277)	(138)

Net cash flows used by financing activities	(139)	(29)

Net cash flows from operating, investing and financing activities	$33	$5

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$1,261	$713

Net cash flows used by investing activities	(508)	(667)

Net cash flows used by financing activities	(733)	(83)

Net cash flows from operating, investing and financing activities	$20	$(37)

(1)	Operating cash flows for the three and nine months ended September 30, 2008 include $(9) million and $(7) million related to discontinued operations. Operating cash flows for the three and nine months ended September 30, 2007 include $9 million and $(16) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$11,976	$8,520	$20,496	$2,972	$4,734	$28,202
Ceded	2,110	1,633	3,743	1,060	1,866	6,669

Net	9,866	6,887	16,753	1,912	2,868	21,533

Net incurred claim & claim adjustment expenses	734	516	1,250	120	36	1,406

Net claim & claim adjustment expense payments	(623)	(446)	(1,069)	(117)	(123)	(1,309)

Foreign currency translation adjustment	—	(72)	(72)	(1)	(2)	(75)

Claim & claim adjustment expense reserves, end of period
Net	9,977	6,885	16,862	1,914	2,779	21,555
Ceded	2,180	1,479	3,659	1,016	1,793	6,468

Gross	$12,157	$8,364	$20,521	$2,930	$4,572	$28,023

NINE MONTHS ENDED SEPTEMBER 30, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Net	9,920	6,617	16,537	1,880	3,115	21,532

Net incurred claim & claim adjustment expenses	1,877	1,646	3,523	380	94	3,997

Net claim & claim adjustment expense payments	(1,820)	(1,313)	(3,133)	(347)	(426)	(3,906)

Foreign currency translation adjustment	—	(65)	(65)	1	(4)	(68)

Claim & claim adjustment expense reserves, end of period
Net	9,977	6,885	16,862	1,914	2,779	21,555
Ceded	2,180	1,479	3,659	1,016	1,793	6,468

Gross	$12,157	$8,364	$20,521	$2,930	$4,572	$28,023

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	September 30, 2008		June 30, 2008		December 31, 2007
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$17,877	$16,081	$17,976	$16,936	$19,351	$18,951
Fixed maturities — tax exempt	5,772	5,310	5,179	4,990	5,815	5,810
Equities	549	584	753	836	254	459
Short-term investments	4,558	4,563	4,922	4,920	4,385	4,387
Limited partnership investments	1,965	1,965	2,067	2,067	1,877	1,877
Other	5	62	4	8	8	71

Total investments	$30,726	$28,565	$30,901	$29,757	$31,690	$31,555

Net receivable/(payable)	$47		$256		$(265)
Securities lending collateral	—		—		(53)

Life & Group Non-Core:
Fixed maturities — taxable	$6,761	$6,129	$6,862	$6,791	$7,422	$7,631
Fixed maturities — tax exempt	2,009	1,656	1,974	1,843	1,800	1,865
Equities	560	377	751	583	112	109
Short-term investments	186	186	144	144	290	290
Limited partnership investments	145	145	254	254	337	337
Other	—	1	1	1	2	2

Total investments	$9,661	$8,494	$9,986	$9,616	$9,963	$10,234

Net receivable/(payable)	$(23)		$(5)		$1
Securities lending collateral	—		—		—

Total investments	$40,387	$37,059	$40,887	$39,373	$41,653	$41,789

Total net receivable/(payable)	$24		$251		$(264)
Total securities lending collateral	—		—		(53)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheet, the amounts above exclude $24 million, $27 million, and $53 million as of September 30, 2008, June 30, 2008, and December 31, 2007 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2008
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$7,951	21.4	$842	2.3	$8,793	23.7
Other taxable fixed maturities	8,130	21.9	5,287	14.2	13,417	36.1
Tax exempt fixed maturities	5,310	14.3	1,656	4.5	6,966	18.8
All other	7,174	19.5	709	1.9	7,883	21.4

Total investments	$28,565	77.1	$8,494	22.9	$37,059	100.0

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$9,022	22.3	$974	2.4	$9,996	24.7
Other taxable fixed maturities	8,855	21.9	5,787	14.3	14,642	36.2
Tax exempt fixed maturities	5,772	14.4	2,009	5.0	7,781	19.4
All other	7,077	17.5	891	2.2	7,968	19.7

Total investments	$30,726	76.1	$9,661	23.9	$40,387	100.0

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$448	5.1	$1,061	12.1	$—	—	$—	—	$1,509	17.2	4.1
AAA	—	—	4,379	49.8	1,929	21.9	9	0.1	6,317	71.8	17.0
AA	—	—	42	0.5	294	3.3	25	0.3	361	4.1	1.0
A	—	—	1	—	107	1.2	71	0.8	179	2.0	0.5
BBB	—	—	33	0.4	291	3.3	10	0.1	334	3.8	0.9
<BBB & Equity Tranches	—	—	27	0.3	43	0.5	23	0.3	93	1.1	0.2

Total MBS/CMO/ABS/CDO	$448	5.1	$5,543	63.1	$2,664	30.2	$138	1.6	$8,793	100.0	23.7

Sub-prime (Included Above)	$—		$—		$1,371		$7		$1,378	15.7	3.7
Alt-A (Included Above)	$—		$1,084		$—		$4		$1,088	12.4	2.9
MBS/CMO/ABS/CDO Amortized Cost Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$454	4.6	$1,091	10.9	$—	—	$—	—	$1,545	15.5	3.8
AAA	—	—	4,932	49.3	2,065	20.7	10	0.1	7,007	70.1	17.4
AA	—	—	58	0.6	430	4.3	76	0.7	564	5.6	1.4
A	—	—	10	0.1	173	1.7	197	2.0	380	3.8	0.9
BBB	—	—	40	0.4	298	3.0	40	0.4	378	3.8	0.9
<BBB & Equity Tranches	—	—	32	0.3	52	0.5	38	0.4	122	1.2	0.3

Total MBS/CMO/ABS/CDO	$454	4.6	$6,163	61.6	$3,018	30.2	$361	3.6	$9,996	100.0	24.7

Sub-prime (Included Above)	$—		$—		$1,535		$32		$1,567	15.7	3.9
Alt-A (Included Above)	$—		$1,268		$—		$8		$1,276	12.8	3.2

(1)	In addition to sub-prime exposure in fixed maturity securities, there is exposure of approximately $41 million through limited partnerships and credit default swaps.

MBS	– Mortgage-backed securities

CMO	– Collateralized mortgage obligations

ABS	– Asset-backed securities

CDO	– Collateralized debt obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2008
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$164	11.9	$—	—	$—	—	$—	—	$—	—	$164	11.9
2006	668	48.5	96	7.0	—	—	65	4.7	14	1.0	843	61.2
2005	138	10.0	46	3.3	8	0.6	5	0.3	2	0.2	199	14.4
2004	14	1.0	20	1.4	49	3.5	2	0.2	9	0.7	94	6.8
2003 & prior	8	0.6	19	1.4	29	2.1	6	0.4	16	1.2	78	5.7

Total sub-prime	$992	72.0	$181	13.1	$86	6.2	$78	5.6	$41	3.1	$1,378	100.0

Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$166	10.6	$—	—	$—	—	$—	—	$—	—	$166	10.6
2006	698	44.5	126	8.0	—	—	64	4.1	17	1.1	905	57.7
2005	143	9.1	70	4.5	32	2.0	5	0.3	2	0.1	252	16.0
2004	15	1.0	24	1.6	87	5.6	3	0.2	11	0.7	140	9.1
2003 & prior	8	0.5	31	2.0	38	2.4	8	0.5	19	1.2	104	6.6

Total sub-prime	$1,030	65.7	$251	16.1	$157	10.0	$80	5.1	$49	3.1	$1,567	100.0

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$192	17.7	$16	1.5	$—	—	$—	—	$11	1.0	$219	20.2
2006	131	12.0	1	0.1	—	—	—	—	17	1.5	149	13.6
2005	149	13.7	1	0.1	—	—	—	—	—	—	150	13.8
2004	445	40.9	1	0.1	—	—	—	—	—	—	446	41.0
2003 & prior	124	11.4	—	—	—	—	—	—	—	—	124	11.4

Total Alt-A	$1,041	95.7	$19	1.8	$—	—	$—	—	$28	2.5	$1,088	100.0

Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$229	17.9	$17	1.3	$—	—	$—	—	$12	0.9	$258	20.1
2006	142	11.1	1	0.1	—	—	—	—	22	1.7	165	12.9
2005	182	14.3	1	0.1	—	—	—	—	—	—	183	14.4
2004	523	41.0	1	0.1	—	—	—	—	—	—	524	41.1
2003 & prior	146	11.5	—	—	—	—	—	—	—	—	146	11.5

Total Alt-A	$1,222	95.8	$20	1.6	$—	—	$—	—	$34	2.6	$1,276	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2008
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$23	$23	$382	$386	$23	$24	$20	$21	$448	$454
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$23	$23	$382	$386	$23	$24	$20	$21	$448	$454

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt-A	—	—	—	—	—	—	—	—	—	—
Prime	23	23	382	386	23	24	20	21	448	454

Total MBS	$23	$23	$382	$386	$23	$24	$20	$21	$448	$454

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$119	$120	$365	$368	$—	$—	$577	$603	$1,061	$1,091
AAA	306	331	2,647	2,991	1,013	1,179	413	431	4,379	4,932
AA	—	—	24	37	18	21	—	—	42	58
A	—	—	—	—	1	10	—	—	1	10
BBB	6	9	—	—	27	31	—	—	33	40
<BBB & Equity Tranches	—	—	14	16	13	16	—	—	27	32

Total CMO	$431	$460	$3,050	$3,412	$1,072	$1,257	$990	$1,034	$5,543	$6,163

Included in Total CMO:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt-A	68	75	826	983	190	210	—	—	1,084	1,268
Prime	363	385	2,224	2,429	882	1,047	990	1,034	4,459	4,895

Total CMO	$431	$460	$3,050	$3,412	$1,072	$1,257	$990	$1,034	$5,543	$6,163

ARM	— Adjustable rate mortgages

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligations

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2008
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$648	$719	$671	$695	$31	$32	$321	$334	$120	$148	$138	$137	$1,929	$2,065
AA	108	172	60	88	5	6	120	163	—	—	1	1	294	430
A	27	47	61	104	1	1	18	21	—	—	—	—	107	173
BBB	13	19	6	8	200	199	72	72	—	—	—	—	291	298
<BBB & Equity Tranches	1	2	33	39	—	—	9	11	—	—	—	—	43	52

Total ABS	$797	$959	$831	$934	$237	$238	$540	$601	$120	$148	$139	$138	$2,664	$3,018

Included in Total ABS:
Sub-prime	$—	$—	$831	$934	$—	$—	$540	$601	$—	$—	$—	$—	$1,371	$1,535
Alt-A	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prime & Non-Residential Mortgages	797	959	—	—	237	238	—	—	120	148	139	138	1,293	1,483

Total ABS	$797	$959	$831	$934	$237	$238	$540	$601	$120	$148	$139	$138	$2,664	$3,018

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$—	$—	$—	$—	$9	$10	$—	$—	$9	$10
AA	24	75	—	—	—	—	1	1	25	76
A	53	144	—	—	18	53	—	—	71	197
BBB	10	40	—	—	—	—	—	—	10	40
<BBB & Equity Tranches	6	8	4	8	1	1	12	21	23	38

Total CDO	$93	$267	$4	$8	$28	$64	$13	$22	$138	$361

Included in Total CDO:
Sub-prime	$—	$—	$—	$—	$7	$32	$—	$—	$7	$32
Alt-A	—	—	4	8	—	—	—	—	4	8
Prime & Non-Residential Mortgages	93	267	—	—	21	32	13	22	127	321

Total CDO	$93	$267	$4	$8	$28	$64	$13	$22	$138	$361

ABS	— Asset-backed securities

CMBS	— Commercial mortgage-backed securities

RMBS	— Residential mortgage-backed securities

CDO	— Collateralized debt obligations

CDS	— Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$804	$856	(6)%	$1,290	$1,337	(4)%	$2,094	$2,193	(5)%
Net written premiums	723	753	(4)	875	886	(1)	1,598	1,639	(3)

Net earned premiums	762	841	(9)	882	885	—	1,644	1,726	(5)
Net investment income	136	209	(35)	121	152	(20)	257	361	(29)
Other revenues	13	9	44	59	50	18	72	59	22

Total operating revenues	911	1,059	(14)	1,062	1,087	(2)	1,973	2,146	(8)

Claims, benefits and expenses:
Net incurred claims and benefits	734	511	(44)	516	556	7	1,250	1,067	(17)
Policyholders’ dividends	(10)	4	N/M	2	1	(100)	(8)	5	N/M
Amortization of deferred acquisition costs	174	190	8	177	190	7	351	380	8
Other insurance related expenses	87	82	(6)	79	45	(76)	166	127	(31)
Other expenses	20	12	(67)	52	44	(18)	72	56	(29)

Total claims, benefits and expenses	1,005	799	(26)	826	836	1	1,831	1,635	(12)

Operating income (loss) before income tax and minority interest	(94)	260	(136)	236	251	(6)	142	511	(72)
Income tax (expense) benefit on operating income (loss)	41	(82)	150	(74)	(82)	10	(33)	(164)	80
Minority interest	—	—	N/M	(17)	(16)	(6)	(17)	(16)	(6)

Net operating income (loss) from continuing operations	(53)	178	(130)	145	153	(5)	92	331	(72)

Realized investment losses, net of participating policyholders’ and minority interests	(178)	(29)	N/M	(116)	(13)	N/M	(294)	(42)	N/M
Income tax benefit on realized investment losses	63	10	N/M	41	4	N/M	104	14	N/M

Net income (loss) from continuing operations	$(168)	$159	N/M %	$70	$144	(51)%	$(98)	$303	(132)%

FINANCIAL RATIOS
Loss & LAE	96.3%	60.9%		58.5%	62.8%		76.0%	61.9%
Acquisition expense	20.3	18.6		18.7	17.0		19.4	17.8
Underwriting expense	14.1	13.7		10.3	9.6		12.1	11.6

Expense	34.4	32.3		29.0	26.6		31.5	29.4
Dividend	(1.4)	0.4		0.3	0.2		(0.5)	0.3

Combined ratio	129.3%	93.6%		87.8%	89.6%		107.0%	91.6%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$236	$10		$12	$—		$248	$10
Impact on loss & LAE ratio	31.0%	1.2%		1.3%	—%		15.1%	0.6%
Pretax assessments related to catastrophes	$10	$—		$—	$—		$10	$—
Impact on expense ratio	1.4%	—%		—%	—%		0.6%	—%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(4)	$(67)		$(68)	$3		$(72)	$(64)
Prior year premium development	3	(5)		(2)	(3)		1	(8)
Other (1)	7	8		—	—		7	8

Total development & other	$6	$(64)		$(70)	$—		$(64)	$(64)

Impact of development & other on loss & LAE ratio	0.9%	(7.5)%		(7.9)%	0.2%		(3.9)%	(3.5)%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$1,644	$1,726	$154	$156	(1)%	$1	$—	N/M %	$1,799	$1,882	(4)%
Net investment income	257	361	135	145	(7)	47	74	(36)	439	580	(24)
Other revenues	72	59	(1)	16	(106)	1	4	(75)	72	79	(9)

Total operating revenues	1,973	2,146	288	317	(9)	49	78	(37)	2,310	2,541	(9)

Claims, benefits and expenses:
Net incurred claims and benefits	1,250	1,067	294	463	37	(19)	40	148	1,525	1,570	3
Policyholders’ dividends	(8)	5	2	—	N/M	—	—	N/M	(6)	5	N/M
Amortization of deferred acquisition costs	351	380	4	4	—	—	—	N/M	355	384	8
Other insurance related expenses	166	127	51	48	(6)	5	—	N/M	222	175	(27)
Other expenses	72	56	7	17	59	26	31	16	105	104	(1)

Total claims, benefits and expenses	1,831	1,635	358	532	33	12	71	83	2,201	2,238	2

Operating income (loss) before income tax and minority interest	142	511	(70)	(215)	67	37	7	N/M	109	303	(64)
Income tax (expense) benefit on operating income (loss)	(33)	(164)	34	84	(60)	(11)	5	N/M	(10)	(75)	87
Minority interest	(17)	(16)	—	—	N/M	1	—	N/M	(16)	(16)	—

Net operating income (loss) from continuing operations	92	331	(36)	(131)	73	27	12	125	83	212	(61)

Realized investment losses, net of participating policyholders’ and minority interests	(294)	(42)	(298)	(9)	N/M	(59)	(6)	N/M	(651)	(57)	N/M
Income tax benefit on realized investment losses	104	14	104	3	N/M	20	2	N/M	228	19	N/M

Net income (loss) from continuing operations	$(98)	$303	$(230)	$(137)	(68)%	$(12)	$8	N/M %	$(340)	$174	N/M %

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core						Total Operations
Other Financial Data							Fav / (Unfav)					Fav / (Unfav)				Fav / (Unfav)
Property & Casualty Company Information	2008	2007	2008		2007		% Change	2008		2007		% Change		2008	2007	% Change

Gross written premiums	$2,094	$2,193	$164		$163		1%	$125		$3		N/M	%	$2,383	$2,359	1%
Net written premiums	1,598	1,639	149		149		—	1		3		(67)		1,748	1,791	(2)
Net earned premiums	1,644	1,726	154		155		—	1		—		N/M		1,799	1,881	(4)

FINANCIAL RATIOS
Loss & LAE	76.0%	61.9%	N/M	%	N/M	%		N/M	%	N/M	%			82.5%	80.7%
Acquisition expense	19.4	17.8	N/M		N/M			N/M		N/M				18.8	17.2
Underwriting expense	12.1	11.6	N/M		N/M			N/M		N/M				13.3	12.3

Expense	31.5	29.4	N/M		N/M			N/M		N/M				32.1	29.5
Dividend	(0.5)	0.3	N/M		N/M			N/M		N/M				(0.5)	0.3

Combined ratio	107.0%	91.6%	N/M	%	N/M	%		N/M	%	N/M	%			114.1%	110.5%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$2,580	$2,796	(8)%	$3,864	$4,128	(6)%	$6,444	$6,924	(7)%
Net written premiums	2,342	2,524	(7)	2,583	2,619	(1)	4,925	5,143	(4)

Net earned premiums	2,313	2,546	(9)	2,614	2,600	1	4,927	5,146	(4)
Net investment income	499	664	(25)	408	463	(12)	907	1,127	(20)
Other revenues	42	32	31	166	139	19	208	171	22

Total operating revenues	2,854	3,242	(12)	3,188	3,202	—	6,042	6,444	(6)

Claims, benefits and expenses:
Net incurred claims and benefits	1,877	1,685	(11)	1,641	1,630	(1)	3,518	3,315	(6)
Policyholders’ dividends	(3)	3	200	10	5	(100)	7	8	13
Amortization of deferred acquisition costs	528	575	8	545	549	1	1,073	1,124	5
Other insurance related expenses	193	243	21	182	134	(36)	375	377	1
Other expenses	44	36	(22)	144	125	(15)	188	161	(17)

Total claims, benefits and expenses	2,639	2,542	(4)	2,522	2,443	(3)	5,161	4,985	(4)

Operating income before income tax and minority interest	215	700	(69)	666	759	(12)	881	1,459	(40)
Income tax expense on operating income	(49)	(222)	78	(212)	(249)	15	(261)	(471)	45
Minority interest	—	—	N/M	(40)	(36)	(11)	(40)	(36)	(11)

Net operating income from continuing operations	166	478	(65)	414	474	(13)	580	952	(39)

Realized investment losses, net of participating policyholders’ and minority interests	(254)	(116)	(119)	(154)	(62)	(148)	(408)	(178)	(129)
Income tax benefit on realized investment losses	89	40	123	55	21	162	144	61	136

Net income from continuing operations	$1	$402	(100)%	$315	$433	(27)%	$316	$835	(62)%

FINANCIAL RATIOS
Loss & LAE	81.1%	66.2%		62.8%	62.7%		71.4%	64.4%
Acquisition expense	17.2	18.6		17.7	16.6		17.5	17.6
Underwriting expense	14.1	13.5		10.1	9.7		11.9	11.6

Expense	31.3	32.1		27.8	26.3		29.4	29.2
Dividend	(0.2)	0.1		0.4	0.2		0.1	0.2

Combined ratio	112.2%	98.4%		91.0%	89.2%		100.9%	93.8%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$334	$52		$14	$2		$348	$54
Impact on loss & LAE ratio	14.5%	2.0%		0.5%	0.1%		7.1%	1.1%
Pretax assessments related to catastrophes	$10	$—		$—	$—		$10	$—
Impact on expense ratio	0.4%	—%		—%	—%		0.2%	—%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(54)	$(74)		$(50)	$(4)		$(104)	$(78)
Prior year premium development	4	(15)		(20)	(13)		(16)	(28)
Other (2)	22	20		(5)	—		17	20

Total development & other	$(28)	$(69)		$(75)	$(17)		$(103)	$(86)

Impact of development & other on loss & LAE ratio	(1.3)%	(2.6)%		(2.6)%	(0.4)%		(2.0)%	(1.5)%

(1)	In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core
Segments Results of Operations

NINE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
SEPTEMBER 30					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007		% Change	2008	2007	% Change

Net earned premiums	$4,927	$5,146	$460	$469	(2)%	$(1)	$2		(150)%	$5,386	$5,617	(4)%
Net investment income	907	1,127	376	494	(24)	166	238		(30)	1,449	1,859	(22)
Other revenues	208	171	20	34	(41)	12	6		100	240	211	14

Total operating revenues	6,042	6,444	856	997	(14)	177	246		(28)	7,075	7,687	(8)

Claims, benefits and expenses:
Net incurred claims and benefits	3,518	3,315	822	1,062	23	28	111		75	4,368	4,488	3
Policyholders’ dividends	7	8	5	—	N/M	—	—		N/M	12	8	(50)
Amortization of deferred acquisition costs	1,073	1,124	10	13	23	—	—		N/M	1,083	1,137	5
Other insurance related expenses	375	377	152	143	(6)	5	13		62	532	533	—
Other expenses	188	161	17	34	50	87	98		11	292	293	—

Total claims, benefits and expenses	5,161	4,985	1,006	1,252	20	120	222		46	6,287	6,459	3

Operating income (loss) before income tax and minority interest	881	1,459	(150)	(255)	41	57	24		138	788	1,228	(36)
Income tax (expense) benefit on operating income (loss)	(261)	(471)	81	113	(28)	(14)	4		N/M	(194)	(354)	45
Minority interest	(40)	(36)	—	—	N/M	—	(1)		N/M	(40)	(37)	(8)

Net operating income (loss) from continuing operations	580	952	(69)	(142)	51	43	27		59	554	837	(34)

Realized investment losses, net of participating policyholders’ and minority interests	(408)	(178)	(321)	(26)	N/M	(84)	(13)		N/M	(813)	(217)	N/M
Income tax benefit on realized investment losses	144	61	112	9	N/M	30	5		N/M	286	75	N/M

Net income (loss) from continuing operations	$316	$835	$(278)	$(159)	(75)%	$(11)	$19		(158)%	$27	$695	(96)%

Other Financial Data	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
Property & Casualty Company Information					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
	2008	2007	2008	2007	% Change	2008	2007		% Change	2008	2007	% Change

Gross written premiums	$6,444	$6,924	$475	$512	(7)%	$127	$6		N/M %	$7,046	$7,442	(5)%
Net written premiums	4,925	5,143	458	461	(1)	(2)	2		(200)	5,381	5,606	(4)
Net earned premiums	4,927	5,146	460	467	(1)	(1)	2		(150)	5,386	5,615	(4)

FINANCIAL RATIOS
Loss & LAE	71.4%	64.4%	N/M %	N/M %		N/M %	N/M	%		80.2%	77.0%
Acquisition expense	17.5	17.6	N/M	N/M		N/M	N/M			17.0	17.3
Underwriting expense	11.9	11.6	N/M	N/M		N/M	N/M			13.0	12.2

Expense	29.4	29.2	N/M	N/M		N/M	N/M			30.0	29.5
Dividend	0.1	0.2	N/M	N/M		N/M	N/M			0.1	0.2

Combined ratio	100.9%	93.8%	N/M %	N/M %		N/M %	N/M	%		110.3%	106.7%

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$23	$36	$12	$21	$92	$(23)	$22	$(39)	$(40)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	(1)	(1)
Other investment income	197	199	197	193	786	188	176	176	540

Net investment income	$220	$235	$209	$214	$878	$164	$199	$136	$499

	Specialty Lines
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$12	$20	$7	$12	$51	$(13)	$13	$(24)	$(24)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	137	142	145	146	570	145	142	145	432

Net investment income	$149	$162	$152	$158	$621	$132	$155	$121	$408

	P&C Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$35	$56	$19	$33	$143	$(36)	$35	$(63)	$(64)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	(1)	(1)
Other investment income	334	341	342	339	1,356	333	318	321	972

Net investment income	$369	$397	$361	$372	$1,499	$296	$354	$257	$907

	Life & Group Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$9	$3	$(4)	$2	$10	$4	$5	$(2)	$7
Income (loss) from trading securities	3	40	(2)	(31)	10	(76)	(5)	(22)	(103)
Other investment income	149	145	151	157	602	156	157	159	472

Net investment income	$161	$188	$145	$128	$622	$84	$157	$135	$376

	Corporate & Other Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$8	$12	$4	$6	$30	$(7)	$6	$(12)	$(13)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	70	74	70	68	282	61	59	59	179

Net investment income	$78	$86	$74	$74	$312	$54	$65	$47	$166

	Total Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	3Q08	YTD2008

Limited partnerships	$52	$71	$19	$41	$183	$(39)	$46	$(77)	$(70)
Income (loss) from trading securities	3	40	(2)	(31)	10	(77)	(4)	(23)	(104)
Other investment income	553	560	563	564	2,240	550	534	539	1,623

Net investment income	$608	$671	$580	$574	$2,433	$434	$576	$439	$1,449

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav/(Unfav)	(Preliminary)		Fav/(Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change

Property & Casualty Companies
Gross written premiums	$2,126	$2,414	(12)%	$6,511	$7,438	(12)%
Net written premiums	1,603	1,658	(3)	4,945	5,179	(5)

Net earned premiums	1,481	1,565	(5)	4,435	4,684	(5)
Claim and claim adjustment expenses	1,313	1,309	—	3,713	3,698	—
Acquisition expenses	291	284	(2)	817	875	7
Underwriting expenses	198	239	17	618	676	9
Policyholders’ dividends	4	3	(33)	12	15	20

Underwriting loss	(325)	(270)	(20)	(725)	(580)	(25)
Net investment Income	452	504	(10)	1,405	1,636	(14)
Other expenses	17	(12)	N/M	(28)	(30)	7
Income tax expense	82	(7)	N/M	(29)	(204)	86
Net realized losses	(485)	(51)	N/M	(623)	(252)	(147)

Net income (loss)	$(259)	$164	N/M %	$—	$570	N/M %

Financial Ratios
Loss and LAE	88.7%	83.6%		83.7%	78.9%
Acquisition expense	18.2	17.1		16.5	16.9
Underwriting expense	12.3	14.4		12.5	14.5

Expense	30.5	31.5		29.0	31.4
Dividend	0.2	0.2		0.3	0.3

Combined ratio	119.4%	115.3%		113.0%	110.6%

Life Company
Earned premium	$—	$1		$1	$2

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	September 30, 2008	December 31, 2007

Property & Casualty Companies
Statutory surplus (1) (2)	$7,967	$8,511

Life Company
Statutory surplus	$514	$471

(1)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

(2)	In conformity with accounting practices prescribed by insurance regulatory authorities, preliminary statutory capital and surplus as of September 30, 2008, presented above, reflects the impact of a $1 billion surplus note, which will be issued to CNA Financial Corporation subsequent to September 30, 2008 but prior to the filing of Continental Casualty Company’s third quarter statutory statements.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/08	12/31/07	09/30/08
Gross Accident Year	79.9%	66.6%	65.4%
Impact of Reinsurance	2.5	3.5	3.8

Net Accident Year	82.4	70.1	69.2%

Impact of Development and Other (1)	(1.3)	(2.7)

Net Calendar Year	81.1%	67.4%

	Specialty Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/08	12/31/07	09/30/08
Gross Accident Year	63.7%	59.2%	59.0%
Impact of Reinsurance	1.7	4.6	5.2

Net Accident Year	65.4	63.8	64.2%

Impact of Development and Other (1)	(2.6)	(1.0)

Net Calendar Year	62.8%	62.8%

	P&C Operations
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	09/30/08	12/31/07	09/30/08
Gross Accident Year	70.1%	62.2%	61.6%
Impact of Reinsurance	3.3	4.7	5.0

Net Accident Year	73.4	66.9	66.6%

Impact of Development and Other (1)	(2.0)	(1.8)

Net Calendar Year	71.4%	65.1%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.